UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 17, 2008

Meade Instruments Corp.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22183 (Commission File Number)	95-2988062 (IRS Employer Identification Number)

6001 Oak Canyon, Irvine, California (Address of principal executive offices)		92618 (Zip Code)

Registrant’s telephone number, including area code: (949) 451-1450

Not applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On April 17, 2008, a subsidiary of Meade Instruments Corp. (the “Company”) entered into an agreement and sold its Weaver brand and associated inventory to Ammunition Accessories Inc., a subsidiary of Alliant Techsystems Inc., for cash proceeds of $5 million.

On April 18, 2008, the Company and one of its subsidiaries entered into an agreement and sold its Redfield brand to Leupold & Stevens, Inc. for cash proceeds of $3 million.

In connection with these sales, on April 17, 2008, the Company and certain of its subsidiaries entered into the Fourteenth Amendment to the Amended and Restated Credit Agreement dated as of October 25, 2002 (the “Fourteenth Amendment”) with Bank of America, N.A. (the “Lender”).  The Fourteenth Amendment released the Lender’s lien on the assets divested and reduced the maximum amount available on the Company’s credit facility to $20 million from $25 million.

On April 21, 2008, the Company issued a press release announcing the divestiture of these assets and entry into the Fourteenth Amendment.

In addition, on April 17, 2008, the Company entered into a Bonus Agreement with Robert Davis, the Company’s Senior Vice President, Sales, under which Robert Davis would receive a $100,000 bonus (the “Bonus”) if the Company received at least $8 million (the “Target Amount”) from the sales of the Redfield and Weaver brands.  As the Company received the Target Amount from such sales, the Company will pay the Bonus to Mr. Davis.

A copy of the press release, the Fourteenth Amendment and the Bonus Agreement are attached hereto as Exhibits 99.1, 10.103 and 10.104, respectively.

Item 9.01               Financial Statements and Exhibits

Exhibit No.	Exhibit Title or Description

10.103

Fourteenth Amendment to Amended and Restated Credit Agreement dated as of April 17, 2008 by and among Bank of America, N.A., Meade Instruments Corp., Simmons Outdoor Corp. and Coronado Instruments, Inc.

10.104	Bonus Agreement dated as of April 17, 2008 by and between Meade Instruments Corp. and Robert Davis.
99.1	Press Release, dated April 21, 2008, issued by Meade Instruments Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2008	MEADE INSTRUMENTS CORP.
(Registrant)

	By:	/s/ Paul E. Ross
Senior Vice President – Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Title or Description

10.103

Fourteenth Amendment to Amended and Restated Credit Agreement dated as of April 17, 2008 by and among Bank of America, N.A., Meade Instruments Corp., Simmons Outdoor Corp. and Coronado Instruments, Inc.

10.104	Bonus Agreement dated as of April 17, 2008 by and between Meade Instruments Corp. and Robert Davis.
99.1	Press Release, dated April 21, 2008, issued by Meade Instruments Corp.